U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report - November 25, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                    0-50330                65-1172823
----------------------------     ---------------------   -----------------------
(State or other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                  Identification Number)


   731 Chestnut Street, Emmaus, PA                                18049
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

          None

Item 2. Acquisition or Disposition of Assets.

          None

Item 3. Bankruptcy or Receivership

          None

Item 4. Changes in Registrant's Certifying Accountant.

          None

Item 5. Other Events and Required.

          None

Item 6. Resignations of Registrant's Directors.

          None

Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits:

               The following exhibits are furnished herewith:

               99.1 Press release, dated November 25, 2003, of East Penn Financial Corporation.

Item 8. Change in Fiscal Year.

          None

Item 9. Regulation FD Disclosure.

               On November 25, 2003, East Penn Financial Corporation issued a press release announcing the appointment of Allen E. Kiefer to the boards of directors of East Penn Financial Corporation and East Penn Bank. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefits Plan.

          None

Item 12. Results of Operations and Financial Condition.

          None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EAST PENN FINANCIAL CORPORATION
                                              (Registrant)


Dated: November 26, 2003                     /s/ Brent L. Peters
                                             -----------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX





                                                               PAGE NO.IN
EXHIBIT NO.                                                     MANUALLY
ORIGINAL                                                         SIGNED
--------                                                         ------


99.1     Press release, dated November 25, 2003,                    6
         of East Penn Financial Corporation.